REVENUESHARES ETF TRUST

REVENUESHARES LARGE CAP FUND
REVENUESHARES MID CAP FUND
REVENUESHARES SMALL CAP FUND
REVENUESHARES FINANCIALS SECTOR FUND
REVENUESHARES ADR FUND
REVENUESHARES NAVELLIER OVERALL A-100 FUND

Supplement dated September 18, 2012 to the Prospectus dated October 28, 2011, as revised
March 16, 2012

The RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund, RevenueShares Small Cap Fund, RevenueShares Financials Sector Fund, RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund (the “Funds”) have instituted a securities lending program.  Therefore, the third paragraph in the section entitled “Administrator, Custodian and Transfer Agent” on page 38 of the Prospectus is hereby deleted and replaced with the following:

Under the Custody Agreement with the Trust, BNY Mellon maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps the accounts and records related to these services, and provides other services.  BNY Mellon is required, upon the order of the Trust, to deliver securities held by BNY Mellon and to make payments for securities purchased by the Trust for each Fund.  The Funds are eligible to participate in a securities lending program under which the Funds’ custodian may lend Fund portfolio securities to qualified institutional investors that post appropriate collateral. Under the program, the Funds’ custodian would receive a portion of the interest earned on any reinvested collateral as an offset for the costs of the program.

Please retain this Supplement with your Prospectus for future reference.